Exhibit 32.2

CERTIFICATION OF MICHEL YAMANI
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

In connection with the accompanying Quarterly Report on Form 10-Q of Neuro-Biotech Corp. for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2010	/s/ Michel Yamani
Michel Yamani
Secretary/Treasurer and
Principal Financial Officer